                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                JTS Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                                JTS CORPORATION
                             166 BAYPOINTE PARKWAY
                           SAN JOSE, CALIFORNIA 95134
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 9, 1997

TO THE STOCKHOLDERS OF JTS CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of JTS Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, July 9, 1997 at 10:00 a.m. (local time) at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve the Company's Amended and Restated 1995 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 5,000,000 shares to 14,000,000 shares.

     3. To approve the Company's 1997 Employee Stock Purchase Plan.

     4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 shares to 250,000,000 shares.

     5. To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for its fiscal year ending February 1, 1998.

     6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on May 12, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          [Facsimile Signature]

                                          W. Virginia Walker
                                          Executive Vice President, Finance and
                                          Administration,
                                          Chief Financial Officer and Secretary
San Jose, California
May 29, 1997

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                JTS CORPORATION
                             166 BAYPOINTE PARKWAY
                           SAN JOSE, CALIFORNIA 95134

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 9, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of JTS Corporation, a Delaware corporation ("JTS" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, July 9, 1997, at 10:00 a.m. (local time) (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054. The Company intends to mail this proxy statement and accompanying proxy card on or about May 29, 1997, to all stockholders entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on May 12, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on May 12, 1997 the Company had outstanding and entitled to vote 111,212,016 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 166 Baypointe Parkway, San Jose, California 95134, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than Friday, January 29, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     There are six nominees for the six Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, each having been elected by the Board or the stockholders of the Company.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

                                          PRINCIPAL OCCUPATION/
        NAME            AGE           POSITION HELD WITH THE COMPANY
--------------------    ----    ------------------------------------------
David T. Mitchell        55     Chief Executive Officer, President and
                                Director
Sirjang L. Tandon        55     Chairman of the Board of Directors and
                                Corporate Technical Strategist
Jean Deleage(1)          56     Director
Roger W. Johnson(2)      62     Director
Lip-Bu Tan(1)            37     Director
Jack Tramiel(1)(2)       69     Director

---------------

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     MR. DAVID T. MITCHELL joined JTS in May 1995 as Chief Executive Officer and President and is a member of the Board of Directors of JTS. Prior to joining JTS, he served as President, Chief Operating Officer and a director of Conner Peripherals, Inc. commencing in October 1992. Prior to that time, Mr. Mitchell co-founded Seagate, where he served as President, Chief Operating Officer and director.

     MR. SIRJANG L. TANDON founded JTS in February 1994 and served as its Chairman of the Board of Directors, Chief Executive Officer and President from inception until May 1995. Since such time, he has served as Chairman of the Board of Directors and Corporate Technical Strategist. Prior to founding JTS, Mr. Tandon founded and was Chief Executive Officer of Tandon Corporation, a personal computer manufacturing firm. Tandon Corporation filed a petition under the Federal bankruptcy laws in 1993.

     MR. JEAN D. DELEAGE has served as a director of JTS since 1992. He has been a managing partner of Burr, Egan, Deleage & Co., a major venture capital firm in San Francisco and Boston, since its formation in 1979. He has been a managing general partner of Alta California Partners, L.P. since its formation in 1996. He is (or has been) on the Board of Directors of many companies, including Tandon Corporation, Chiron Corporation, Versaflex Delivery Systems, SyQuest Technology, Stratagene Cloning Systems and Interpore International. He was the founder of Sofinnova, a venture capital organization in Paris, and in 1976 formed Sofinnova, Inc. (the U.S. subsidiary of Sofinnova). He holds a Master's Degree in Electrical Engineering from Ecole Superieure d'Electricite and a Ph.D. in Economics from the Sorbonne. In 1984, he was awarded the

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

Order National de Merite, and in 1993, he was awarded the Legion of Honor from the French government in recognition of his career accomplishments.

     MR. ROGER W. JOHNSON became a director of JTS in April 1996. He served as Administrator of the United States General Services Administration from July 1993 to March 1996. From 1982 to 1993, Mr. Johnson served as Chairman of the Board and Chief Executive Officer of Western Digital Corporation. Mr. Johnson currently serves on the Board of Directors for the Needham Funds, Inc., Group Technologies, Insulectro, AST Research, Inc., Elexsys International, Inc. and Array Microsystems. Mr. Johnson received a Bachelor of Business Administration from Clarkson University and a Master of Business Administration in Industrial Management from the University of Massachusetts. Mr. Johnson is a member of the Executive Committee for the American Entrepreneurs for Economic Growth and is a Regent Lecturer of the University of California at Irvine.

     MR. LIP-BU TAN became a director of JTS in 1995. He has served as General Partner of the Walden Group, a venture capital firm, since 1985. He is also the founder and Chairman of Walden International Investment Group in Asia. Mr. Tan received a Bachelor of Science degree from Nanyang University, Singapore, a Master of Science in Nuclear Engineering from the Massachusetts Institute of Technology and a Master of Business Administration from the University of San Francisco, where he served on the Advisory Council and the Board of Trustees. Mr. Tan is also a director of Creative Technology Ltd. and Premisys Communications, Inc.

     MR. JACK TRAMIEL became a director of JTS in June 1996 when Atari Corporation ("Atari") merged with JTS. Mr. Tramiel and a group of associates purchased Atari in May 1984, and Mr. Tramiel served as Atari's Chairman of the Board of Directors until June 1996. Mr. Tramiel served as Atari's Chief Executive Officer from May 1984 through May 1988.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended February 2, 1997 the Board of Directors held 15 meetings. The Board has an Audit Committee, a Compensation Committee and a Non-Officer Stock Option Committee.

     The Audit Committee makes recommendations to the Board regarding the selection of independent auditors, reviews the results and scope of audits and other services provided by JTS' independent auditors, and reviews and evaluates JTS' internal audit and control functions. The Audit Committee is composed of two non-employee directors: Messrs. Johnson and Tramiel. It met once during such fiscal year.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Messrs. Deleage, Tan and Tramiel. It met once during such fiscal year.

     The Non-Officer Stock Option Committee administers the Company's Amended and Restated 1995 Stock Option Plan. The Non-Officer Stock Option Committee is composed of one employee director: Mr. Mitchell. It met once during such fiscal year at which meeting it made recommendations to the Board of Directors regarding the grant of options under the Plan to non-officer employees, which options the Board subsequently granted.

     During the fiscal year ended February 2, 1997, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2

    APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN

     In March 1995, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1995 Stock Option Plan. In April 1996, in connection with the Company's merger with Atari, the Board amended and restated the Plan (the "Plan"), and the stockholders subsequently approved such amendment.

     At March 31, 1997, options (net of canceled or expired options) covering an aggregate of 7,683,509 shares of the Company's Common Stock had been granted under the Plan, and only 1,316,491 shares (plus any shares that might in the future be returned to the Plan as a result of cancellations or expiration of options) remained available for future grant under the Plan.

     During the last fiscal year, under the Plan, the Company has granted to all current executive officers as a group options to purchase 2,400,000 shares at exercise prices of $2.94 to $4.00 per share and has granted to all employees (excluding executive officers) as a group options to purchase 2,273,200 shares at exercise prices of $0.25 to $4.20 per share. Current directors who are not officers have not been granted any options to purchase shares under the Plan.

     In May 1997, the Board approved an amendment to the Plan subject to stockholder approval, which increased the number of shares authorized for issuance under the Plan from a total of 9,000,000 shares to a total of 14,000,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board and the Compensation Committee. In addition, the Plan has been updated to reflect recent amendments to Section 16 of the Securities Exchange Act of 1934.

     Stockholders are requested in this Proposal 2 to approve the increase in the shares reserved for issuance under the Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve such amendment. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the Plan are outlined below:

GENERAL

     The Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

     The Plan was adopted to provide a means by which employees, directors and consultants of the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of those persons holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

     The Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the Plan to a committee composed of at least one non-interested member of the Board. The Board has delegated administration of the Plan to the Compensation Committee of the Board and to the Non-Officer Stock Option Committee of the Board. As used herein with respect to the Plan, the "Board" refers to the Compensation Committee and the Non-Officer Stock Option Committee, as well as to the Board of Directors itself.

     The regulations under Section 162(m) require that the directors who serve as members of the Compensation Committee must be "outside directors." The Plan provides that, in the Board's discretion, directors serving on the Committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the Compensation Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company, (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m).

ELIGIBILITY

     Incentive stock options may be granted under the Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive nonstatutory stock options under the Plan.

     No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the incentive stock option exercise price is at least 110% of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

     No person may be granted options under the Plan exercisable for more than 1,000,000 shares during any calendar year.

STOCK SUBJECT TO THE PLAN

     Subject to this Proposal, an aggregate of 14,000,000 shares are reserved for issuance under the Plan. If options granted under the Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Plan.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Plan shall not be less than 85% of the fair market value of the Common Stock on the date of grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by
Section 162(m). See "Federal Income Tax Information." At May 6, 1997, the closing price of the Company's Common Stock as reported on the American Stock Exchange was $1.69 per share.

     In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer optionees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 1,000,000 share limitation.

     The exercise price of options granted under the Plan must be paid either:
(a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Plan typically vest at the rate of 25% per year during the optionee's employment or services as a director or consultant. Shares covered by options granted in the future under the Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Plan generally terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's disability, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual option grants by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

RESTRICTIONS ON TRANSFER

     Under the Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution or, in certain limited instances, pursuant to a martial dissolution, and during the lifetime of the optionee, may be exercised only by the optionee. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving receipt of consideration by the Company), the Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Plan, the maximum number of shares which may be granted to any person during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified type of merger, or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the Plan or substitute similar options for those outstanding under the Plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue options outstanding under the Plan, or to substitute similar options, then with respect to optionees who are at such time performing services for the Company, the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate on the last business day of February 2006.

     The Board may also amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of

Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                                   PROPOSAL 3

               APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

     In May 1997, the Board of Directors adopted the 1997 Employee Stock Purchase Plan (the "Purchase Plan") and reserved for issuance 7,000,000 shares of the Company's Common Stock pursuant to the Purchase Plan. Stockholders are requested in this Proposal 3 to approve the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to approve the proposal. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the Purchase Plan are outlined below:

PURPOSE

     The purpose of the Purchase Plan is (i) to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, and (ii) to assist the Company in (a) securing the services of new employees,
(b) retaining the services of existing employees, and (c) providing incentives for such persons to exert maximum efforts for the success of the Company. The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any affiliate (defined in the Purchase Plan to mean any parent or subsidiary of the Company) shall be eligible to participate in the Purchase Plan. The Board has the power to delegate administration of the Purchase Plan to a committee of two or more Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan. As used herein with respect to the Purchase Plan, the "Board" refers to such committee as well as to the Board of Directors itself.

OFFERINGS

     The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Such offerings have a duration not exceeding 27 months and may contain multiple purchase periods. As of May 12, 1997, no shares of the Company's Common Stock had been purchased under the Purchase Plan.

STOCK SUBJECT TO PURCHASE PLAN

     An aggregate of 7,000,000 shares of Common Stock is authorized for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

ELIGIBILITY

     Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any affiliate designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for such period of time preceding the first day of the offering period as shall be determined by the Board, which period must be in all cases less than two years. If, during the course of an offering, an employee satisfies the foregoing eligibility requirements, the Board may provide that such employee may participate in that offering.

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year. At May 12, 1997, 247 employees were eligible to participate in the Purchase Plan.

PARTICIPATION IN THE PLAN

     An eligible employee becomes a participant in the Purchase Plan by delivering to the Company, in the time set forth in the offering, an agreement authorizing payroll deductions of up to 15% (or such lower percentage as the Board may determine for a particular offering) of such employee's base compensation during the offering.

PURCHASE PRICE

     The purchase price per share at which shares are sold in an offering under the Purchase Plan cannot be less than the lower of (i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or
(ii) 85% of the fair market value of a share of Common Stock on the date of purchase.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the purchase period. A participant may increase, reduce, or commence such payroll deductions after the beginning of any purchase period only as provided for in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into such account only if specifically provided for in the offering, and only if the participant has not had the maximum allowable amount withheld during the offering.

PURCHASE OF STOCK

     By executing an agreement to participate, an employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering were to exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by delivering to the Company a notice of withdrawal from the Purchase Plan, which will terminate his or her payroll deductions. Such withdrawal may be elected at any time prior to the end of the applicable purchase period.

     Upon any withdrawal from an offering by the employee, at the election of such employee the Company will distribute to the employee his or her accumulated payroll deductions without interest, and such employee's interest in the offering will be automatically terminated. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to the employee all of his or her accumulated payroll deductions, (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the offering, without interest unless the terms of the offering specifically so provide.

RESTRICTIONS ON TRANSFER

     Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate on May 8, 2007.

     The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board to the extent such amendment requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 or any American Stock Exchange listing requirements.

     Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

     In the event of a dissolution, liquidation or specified type of merger of the Company, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those outstanding under the Purchase Plan, (ii) such rights may continue in full force and effect or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing offering terminated.

FEDERAL INCOME TAX INFORMATION

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. No other income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

     If the stock purchased in an offering is sold (or otherwise disposed of) more than two years after the beginning of the offering and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering over the purchase price (determined as of the beginning of the offering) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights (i.e., purchase of stock) under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above (subject to the requirement of reasonableness and a tax reporting obligation).

                                   PROPOSAL 4

      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate")to increase the Company's authorized number of shares of Common Stock from 150,000,000 shares to 250,000,000 shares.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of the currently outstanding Common Stock and Series B and C Preferred Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and the voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Amended and Restated Certificate with the Secretary of State of the State of Delaware.

     In addition to the 106,169,861 shares of Common Stock outstanding at March 31, 1997, the Board has reserved: (i) 9,000,000 shares for issuance upon exercise of options and rights granted under the Plan, (ii) approximately 10,000,000 shares of Common Stock issuable upon conversion of all of the Series B Preferred Stock, any payments of dividends on any outstanding shares of Series B Preferred Stock in Common Stock and upon exercise of warrants currently held by, or subsequently issued to, GFL Advantage Fund Limited and Genesee Fund Limited -- Portfolio B, (iii) approximately 17,000,000 shares of Common Stock issuable upon conversion of all of the Series C Preferred Stock and any payments of dividends on any outstanding shares of Series C Preferred Stock in Common Stock, (iv) approximately 2,600,000 shares of Common Stock issuable upon conversion of the Company's 5 1/4% Convertible Subordinated Debentures, (v) 450,000 shares of Common Stock for issuance upon future option grants under the 1996 Non-Employee Directors' Stock Option Plan, and (vi) approximately 337,500 shares of Common Stock issuable upon the exercise of warrants currently held by Lunenberg S.A., Silicon Valley Bank and Wharton Capital Corporation.

     Although at present the Board of Directors has no other plans to issue additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     The Company's audited consolidated financial statements, management's discussion and analysis of financial condition and results of operations, and certain supplementary financial information are incorporated by reference to pages 23 through 50 of the Company's 1997 Annual Report on Form 10-K.

     The affirmative vote of the holders of a majority of the shares of the Common Stock will be required to approve this amendment to the Amended and Restated Certificate. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                                   PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending February 1, 1998 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP audited the Company's financial statements for fiscal year 1997. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Arthur Andersen LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 31, 1997 by: (i) each director of the Company; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on March 31, 1997; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                     BENEFICIAL OWNERSHIP(1)
                                                                    -------------------------
                                                                     NUMBER OF     PERCENT OF
                           BENEFICIAL OWNER                           SHARES         TOTAL
    --------------------------------------------------------------- -----------    ----------
    Jack Tramiel(2)................................................  12,602,713        11.1%
    TimeWarner
      Warner Communications, Inc.
      75 Rockefeller Plaza
      New York, NY 10019...........................................   8,670,000         7.7%
    Sirjang L. Tandon(3)...........................................   7,761,673         6.9%
    David T. Mitchell(4)...........................................   4,010,196         3.6%
    Jean D. Deleage(5).............................................   3,937,500         3.5%
    Lip-Bu Tan(6)..................................................   1,533,469         1.4%
    Steven L. Kaczeus(7)...........................................     440,824           *
    Kenneth D. Wing(8).............................................     339,584           *
    Amit Chokshi(9)................................................      60,417           *
    Roger W. Johnson(10)...........................................      25,000           *
    W. Virginia Walker(11).........................................     252,917           *
    Rick R. Brantmeyer(12).........................................      68,750           *
    All current directors and executive officers
      as a group (11 persons)(13)..................................  39,703,043        35.2%

---------------

  * LESS THAN ONE PERCENT.

 (1) Applicable percentage of ownership is based upon 106,169,861 shares of Common Stock outstanding at March 31, 1997. Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes sole or shared voting or investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

 (2) Includes 11,597,315 shares held by Mr. Tramiel's wife. Also includes 279,690 shares held by Mr. Tramiel's wife as trustee of trusts for the benefit of Mr. Tramiel's minor grandchildren. The remaining shares are held directly by Mr. Tramiel.

 (3) Includes 2,411,673 shares of Common Stock held by Lunenberg S.A. Sirjang L. Tandon, a director of JTS, may have shared voting power over the shares held by Lunenberg S.A. Also includes 4,350,000 shares of Common Stock held by the Tandon Family Partnership, of which Mr. Tandon is a general partner. Mr. Tandon disclaims beneficial ownership of the shares held by Lunenberg S.A. and the Tandon Family Partnership except to the extent of his shareholder and proportionate partnership interests therein.

 (4) Mr. Mitchell and Jintamai K. Mitchell beneficially own 4,010,196 shares of Common Stock as trustees of the Mitchell 1990 Rev. Trust UTA 3390, as amended.

 (5) Includes 3,896,550 shares and 40,950 shares of Common Stock held by Alta V Limited Partnership and Custom House Partners, respectively. Jean Deleage, a director of JTS, is Vice President of Burr, Egan,

     Deleage & Co., which is a general partner of Alta V Management Partners, L.P., a general partner of Alta V Limited Partnership, L.P. and Customs House Partners, L.P. Mr. Deleage and the general partners of Alta V Management Partners, L.P. and Customs House Partners disclaim beneficial ownership of such shares except to the extent of their proportionate interests therein.

 (6) Includes 600,000, 300,000, 200,000, 200,000, and 200,000 shares of Common
     Stock held by International Venture Capital Investment Corporation; BI Walden Ventures Kedua Sdn Bhd; Seed Ventures II Limited; OWW Pacrim Investments Ltd.; OCBC, Wearnes & Walden Investments (Singapore) Ltd., respectively. Lip-Bu Tan, a director of JTS, has investment and voting power with respect to the shares held by each of the foregoing investment funds. Mr. Tan disclaims beneficial ownership of such shares except to the extent of his proportionate partnership interests therein. Also includes 28,981 shares of Common Stock held by the Lip-Bu Tan and Ysa Loo Trust Agreement dated 2/3/92, 1,496 shares held by Ysa Loo, Mr. Tan's wife, and 1,496 shares held by each of Andrew Tan and Elliot Tan, Mr. Tan's children.

 (7) Includes 180,313 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

 (8) Includes 97,917 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

 (9) Consists of 60,417 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(10) Consists of 25,000 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(11) Consists of 252,917 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(12) Consists of 68,750 shares issuable pursuant to options exercisable within 60 days of March 31, 1997.

(13) Includes 39,247,729 shares of Common Stock held by executive officers, directors and entities affiliated with certain directors and includes options to purchase 455,314 shares of Common Stock held by executive officers that are exercisable within 60 days of March 31, 1997. See footnotes (2) through (12).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended February 2, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except a(n)
            late report(s) covering             transaction(s) was filed by
            ; a(n)             late report(s) covering
transaction(s) was filed by             ; a(n)             late report(s)
covering             transaction(s) was filed by             ; a(n)
late report(s) covering             transaction(s) was filed by             ;
a(n)             late report(s) covering             transaction(s) was filed by
            ; a(n)             late report(s) covering
transaction(s) was filed by             ; a(n)             late report(s)
covering             transaction(s) was filed by             ; a(n)
late report(s) covering             transaction(s) was filed by             ;
a(n)             late report(s) covering             transaction(s) was filed by
            ; a(n)             late report(s) covering
transaction(s) was filed by             ; a(n)             late report(s)
covering             transaction(s) was filed by             ; a(n)
late report(s) covering             transaction(s) was filed by             ;
a(n)             late report(s) covering             transaction(s) was filed by
            ; and a(n)             late report(s) covering
transaction(s) was filed by             .

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     The members of JTS' Board of Directors do not currently receive any cash compensation from JTS for their services as members of the Board of Directors or any committee thereof. Roger W. Johnson, a director of JTS provides consulting services to JTS pursuant to a two-year agreement which compensates Mr. Johnson in the amount of $2,000 per month. Mr. Johnson's consulting agreement expires in April 1998.

     In March 1996, the JTS Board adopted the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to provide for the automatic grant of options to purchase shares of JTS Common Stock to non-employee directors of JTS ("Non-Employee Directors"). The maximum number of shares of JTS Common Stock that may be issued pursuant to options granted under the Directors' Plan is 500,000. Pursuant to the express terms of the Directors' Plan, each Non-Employee Director (other than a compensated Chairman of the Board) who is elected to the JTS Board for the first time after adoption of the Directors' Plan and each other Non-Employee Director (other than a compensated Chairman of the Board) who is reelected to the JTS Board at or after the 1998 stockholders meeting will automatically be granted an option to purchase 50,000 shares of Common Stock on the date of his or her election or reelection to the Board. Thereafter, each Non-Employee Director (other than a compensated Chairman of the Board) will automatically be granted an option to purchase an additional 50,000 shares of Common Stock under the Directors' Plan on the date any and all previous options or stock purchases by such person, either under the Directors' Plan or otherwise, become fully vested. Neither directors of JTS serving on the date the Directors' Plan was adopted nor former directors of Atari appointed to the JTS Board in connection with the Merger have received option grants under the Directors' Plan nor will such individuals be eligible to receive such grants until the 1998 stockholders' meeting.

     Outstanding options under the Directors' Plan vest in two equal annual installments measured from the date of grant. The exercise price of options granted under the Directors' Plan shall equal the fair market value of the Common Stock on the date of grant. No option granted under the Directors' Plan may be exercised after the expiration of ten years from the date of grant. Options granted under the Directors' Plan are generally non-transferable. The Directors' Plan will terminate in March 2006, unless earlier terminated by the Board.

     In the event of the dissolution, liquidation or sale of substantially all of the assets of JTS, a specified form of merger, consolidation or reorganization involving JTS or an acquisition transaction resulting in the change in control of the voting power of JTS' voting securities, options outstanding under the Plan will automatically become fully vested and will terminate if not exercised prior to such event.

COMPENSATION OF EXECUTIVE OFFICERS

     MR. DAVID T. MITCHELL joined JTS in May 1995 as Chief Executive Officer and President and is a member of the Board of Directors of JTS. Prior to joining JTS, he served as President, Chief Operating Officer and a director of Conner Peripherals, Inc. commencing in October 1992. Prior to that time, Mr. Mitchell co-founded Seagate, where he served as President, Chief Operating Officer and director.

     MS. W. VIRGINIA WALKER joined JTS in November 1995 as Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary. Prior to joining JTS, Ms. Walker served as Vice President of Finance and Administration and Chief Financial Officer of Scios Inc. from 1985 to 1995. Prior to 1985, Ms. Walker served as Controller for Intersil Inc., a manufacturer of integrated circuits and at that time a subsidiary of General Electric Company.

     MR. KENNETH D. WING joined JTS in July 1995 as Executive Vice President, Research & Development Quality/Reliability and became Executive Vice President, Engineering and Chief Operating Officer in 1996. Prior to joining JTS, Mr. Wing worked for 14 years at Seagate. During his tenure at Seagate, Mr. Wing served in several capacities, including Vice President of Process Engineering, Vice President of Quality, Vice President of Manufacturing Operations and Vice President of Worldwide Automation. He holds a Bachelor of

Science degree in Science and Engineering and a Master of Science in Mechanical Engineering from the University of Michigan.

     MR. AMIT CHOKSHI joined JTS in June 1995 as Vice President, Worldwide Operations and Managing Director of India Operations and became Executive Vice President, Worldwide Materials in 1996. Prior to joining JTS, Mr. Chokshi co-founded Dastek Corporation, a hard disk drive manufacturing company, where he served as Vice President of Marketing/Sales and Operations until December 1994. Mr. Chokshi holds a Bachelor of Science degree in Statistical Mathematics from Gujarat University, India.

     MR. STEVEN L. KACZEUS joined JTS in February 1994 as Chief Technical Officer. Prior to joining JTS, he founded Kalok Corporation in 1987 and served in various technical and management positions, most recently as Chairman of the Board of Directors and Chief Technical Officer. Kalok Corporation filed a petition under the Federal bankruptcy laws in 1993. Mr. Kaczeus holds a Master of Science and Bachelor of Science in Mechanical Engineering from the University of Bridgeport and University of Budapest, Hungary, respectively.

     MR. RICK R. BRANTMEYER joined JTS in July 1996 as Vice President, Sales and Marketing and became Executive Vice President, Sales and Marketing in 1996. Prior to joining JTS, Mr. Brantmeyer served as Senior Vice President, Sales and Marketing of Maxtor from July 1995 to June 1996. From April 1991 to July 1995, Mr. Brantmeyer worked at Western Digital in several capacities, including Vice President, Marketing, Vice President, Key Accounts and Vice President, Retail Sales.

     The following table sets forth for the fiscal years ended February 2, 1997, January 28, 1996 and January 27, 1995, the compensation paid to or earned by JTS' Chief Executive Officer and JTS' five other most highly compensated executive officers whose total annual salary and bonuses exceeded $100,000 as of February 2, 1997 (together, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                    ANNUAL              ------------
                                                                 COMPENSATION            SECURITIES
                                                          ---------------------------    UNDERLYING
              NAME AND PRINCIPAL POSITION                 YEAR   SALARY($)   BONUS($)    OPTIONS(#)
--------------------------------------------------------  -----  ---------   --------   ------------
David T. Mitchell(1)....................................  1997   $ 250,000                1,000,000
  President and Chief Executive Officer                   1996     226,972    --                 --
                                                          1995      39,081    --                 --
Sirjang L. Tandon(2)....................................  1997     200,000
  Chairman of the Board of Directors                      1996     176,923    --                 --
  and Corporate Technical Strategist                      1995     161,538    --                 --
Kenneth D. Wing(3)......................................  1997     225,000                  600,000
  Executive Vice President, Engineering and Chief         1996     199,835    --
     Operating                                                                              100,000
  Officer                                                 1995     103,790    --                 --
Amit Chokshi(4).........................................  1997     203,846                  200,000
  Executive Vice President, Worldwide Materials           1996     104,327    --            200,000
                                                          1995          --    --                 --
W. Virginia Walker(5)...................................  1997     225,000    --            200,000
  Executive Vice President, Finance                       1996      49,327    --                 --
  and Administration, Chief                               1995          --    --                 --
  Financial Officer and Secretary

---------------

(1) Mr. Mitchell became Chief Executive Officer of JTS in May 1995. Mr. Mitchell purchased 2,000,000 shares of restricted Common Stock in fiscal 1996 at a price of $0.25 per share, 250,000 shares of which were immediately vested. The remaining 1,750,000 shares are subject to a right of repurchase by JTS which lapses as to 1/48th of such shares monthly, commencing on January 5, 1996. Mr. Mitchell purchased 1,000,000 shares of restricted Common Stock in fiscal 1997 at a price of $1.00 per share, none of which shares are subject to a right of repurchase by JTS. The dollar value to Mr. Mitchell of each such purchase, net of the consideration paid by Mr. Mitchell, was zero on the date of each such purchase.

(2) Mr. Tandon served as Chief Executive Officer of JTS from February 1994 to May 1995. Mr. Tandon purchased 1,000,000 shares of restricted Common Stock in fiscal 1997 at a price of $1.00 per share, none of which shares are subject to a right of repurchase by JTS. The dollar value to Mr. Tandon of such purchase, net of the consideration paid by Mr. Tandon, was zero on the date of purchase.

(3) Mr. Wing became Executive Vice President, Research & Development in Quality/Reliability of JTS in July 1995 and became Executive Vice President, Engineering and Chief Operating Officer in 1996. Mr. Wing purchased 300,000 shares of restricted Common Stock in fiscal 1997 at a price of $0.25 per share. Such 300,000 shares are subject to a right of repurchase by JTS which lapsed with respect to one-eighth of such shares in January 1996 and which lapses as to 1/48th of such shares monthly thereafter. The dollar value to Mr. Wing of such purchase, net of the consideration paid by Mr. Wing, was zero on the date of such purchase. The Company made a $160,000 loan to Mr. Wing, of which $80,000 of principal and accrued interest was forgiven on January 1, 1996 and the remainder of which was forgiven on January 1, 1997. See "Employment Agreement."

(4) Mr. Chokshi became Vice President, Worldwide Operations and Managing Director of India Operations of JTS in June 1995 and become Executive Vice President, Worldwide Materials in 1996.

(5) Ms. Walker joined JTS in November 1995. Annual compensation for fiscal 1997 reflects salary paid from November 1995 to January 28, 1996. Ms. Walker purchased 250,000 shares of restricted Common Stock in fiscal 1997 at a price of $0.25 per share. Of such shares of restricted Common Stock, 31,250 shares vested on May 9, 1996. The remaining 218,750 shares are subject to a right of repurchase by JTS which lapses as to 1/48th of such shares monthly, commencing on June 9, 1996. The dollar value to Ms. Walker of such purchase, net of the consideration paid by Ms. Walker, was zero on the date of such purchase.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its executive officers under the Plan. As of March 31, 1997, options to purchase a total of 6,831,089 shares were outstanding under the Plan and options to purchase 1,316,491 shares remained available for grant thereunder.

     The following tables show for the fiscal year ended February 2, 1997, certain information regarding options granted to, exercised by, and held at fiscal year-end by, the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                         -----------------------------------------------------------    POTENTIALLY REALIZABLE
                                         PERCENTAGE OF                                     VALUE AT ASSUMED
                           NUMBER OF     TOTAL OPTIONS                                   ANNUAL RATES OF STOCK
                          SECURITIES       GRANTED TO                                   PRICE APPRECIATION FOR
                          UNDERLYING      EMPLOYEES IN    EXERCISE OR                      OPTION TERMS (3)
                            OPTIONS          FISCAL        BASE PRICE    EXPIRATION    -------------------------
         NAME            GRANTED(#)(1)     YEAR(%)(2)        ($/SH)         DATE          5%($)        10%($)
-----------------------  -------------   --------------   ------------   -----------   -----------   -----------
David T. Mitchell......    1,000,000           14.5%         $ 2.94        1/26/2007   $ 1,852,200   $ 4,674,600
Sirjang L. Tandon......           --             --              --               --            --            --
Kenneth D. Wing........      400,000            5.8%         $ 4.00        7/14/2006   $ 1,008,000   $ 2,544,000
                             200,000            2.9            2.94        1/26/2007       370,440       934,920
Amit Chokshi...........      100,000            1.4            4.00        7/14/2006       252,000       636,000
                             100,000            1.4            2.94        1/26/2007       185,220       467,460
W. Virginia Walker.....      100,000            1.4            4.00        7/14/2006       252,000       636,000
                             100,000            1.4            2.94        1/26/2007       185,220       467,460

---------------

(1) Under the Plan, options granted to employees vest at the rate of one-eighth at the end of six months from the grant date and an additional 1/48th per month until all options have become vested at the end of the four years' service. In the event an option was granted to an existing employee of JTS (rather than a newly-hired employee), such option shall vest at the rate described above based on the grant date of such option.

(2) Based on total grants of options to purchase 6,896,670 shares of Common
    Stock.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (10 years) and is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION
                                     VALUES

     The following table sets forth information with respect to the exercise of stock options by the Named Executive Officers during the fiscal year ended February 2, 1997 and the number and value of securities underlying unexercised options held by the Named Executive Officers as of February 2, 1997:

                                                                       NUMBER OF
                                                                       SECURITIES          VALUE OF
                                                                       UNDERLYING         UNEXERCISED
                                                                      UNEXERCISED        IN-THE-MONEY
                                                                       OPTIONS AT         OPTIONS AT
                                                                         FISCAL             FISCAL
                                                                      YEAR-END(#)       YEAR-END($)(1)
                                 SHARES ACQUIRED        VALUE         EXERCISABLE/        EXERCISABLE
              NAME               ON EXERCISE(#)      REALIZED($)     UNEXERCISABLE       UNEXERCISABLE
-------------------------------- ---------------     -----------     --------------    -----------------
David T. Mitchell...............              --            --          0/1,000,000           0/$435,000
Sirjang L. Tandon...............              --            --                   --                   --
Kenneth D. Wing.................          16,667       $82,300       70,833/612,500     $39,063/$221,353
Amit Chokshi....................              --            --       35,416/316,667      $65,103/$43,700
W. Virginia Walker..............              --            --       14,583/185,417            0/$43,700

---------------

(1) Fair market value of Common Stock at February 2, 1997 ($3.375), minus the exercise price of the options, multiplied by the number of shares underlying the options.

                              EMPLOYMENT AGREEMENT

     In June 1995, Kenneth D. Wing, Executive Vice President, Research & Development Quality/Reliability who became Executive Vice President, Engineering and Chief Operating Officer of JTS in 1996, entered into an employment agreement with JTS which provides for an annual base salary of $225,000 and eligibility for annual bonuses. In addition, the employment agreement provided for a $160,000 loan of which $80,000 of principal and accrued interest was forgiven on January 1, 1996 and the remainder of which was forgiven on January 1, 1997.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

     JTS' Compensation Committee (the "Committee") consists of Messrs. Jack Tramiel, Lip-Bu Tan and Jean Deleage. The Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's Amended and Restated 1995 Stock Option Plan (the "Plan") and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Board has also established a Non-Officer Stock Option Committee, consisting of David T. Mitchell, President, Chief Executive Officer and Director of JTS, with the authority to grant stock options to persons who are not at the time of the grant of the options subject to Section 16 of the Exchange Act. The Non-Officer Stock Option Committee met once during fiscal 1997, at which meeting it made recommendations to the Board regarding the grant of options under the Plan to non-executive officer employees, which options the Board subsequently granted.

  Compensation Philosophy

     The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. Key elements of this philosophy are:

     - The Company pays competitively with leading companies with which it competes for talent. The Company regularly compares its pay practices with high-growth Silicon Valley companies in the hard disk drive industry, and sets its pay parameters based on this review. When using comparative data, the Company attempts to set its compensation levels in the mid-range of management compensation at the companies examined.

     - The Company provides equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

     Base Salary. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee makes a subjective assessment of, in order of importance, individual and corporate performance, level of responsibility, prior experience, breadth of knowledge and competitive pay practices. The weight of these factors in the case of a particular individual's compensation may vary.

     Annual Incentive. Since the Company was emerging from its start-up phase and had not achieved profitability, the Committee determined that cash bonus awards would not be paid for fiscal year 1997.

     Long-Term Incentives. The Company's long-term incentive program currently consists of the Plan, which is administered by the Committee. The Non-Officer Stock Option Committee has the authority to grant options under the Plan to non-executive officer employees. The option program utilizes vesting periods (generally four years) to encourage key employees to continue in the employ of the Company and to provide equity incentives to build long-term stockholder value. The size of option grants is determined based on competitive practices at leading companies in the industry and the Company's philosophy of significantly linking executive compensation with stockholder interests. The Committee attempts to set equity compensation levels in the midrange of comparable companies. In making awards, the Committee considers the number, value and vesting of an officer's outstanding options.

---------------

     1 The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, (the "1933 Act") or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language contained in such filing.

  Corporate Performance and Chief Executive Officer Compensation

     The Committee set David T. Mitchell's base annual salary for fiscal year 1997 at $250,000. This amount was intended to provide an annual cash compensation level commensurate with the current status of the Company and therefore was set below the salaries of chief executive officers of comparable companies. In setting this amount, the Committee took into account (i) the scope of Mr. Mitchell's responsibility, and (ii) the Board's confidence in Mr. Mitchell to lead the Company's continued development.

     The Committee determined that cash bonus awards would not be paid for fiscal 1997. However, Mr. Mitchell was awarded stock options to purchase 1,000,000 shares of Common Stock in fiscal year 1997 to emphasize the performance goals for the entire Company and to tie Mr. Mitchell's overall compensation more closely to the creation of value for stockholders.

  Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1,000,000. Nevertheless, the Committee has determined that options granted under the Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance based compensation." The Committee intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

  Conclusion

     Through the programs described above, a significant portion of the Company's compensation program and Mr. Mitchell's compensation are contingent upon Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

                                                           Jack Tramiel
                                                           Lip-Bu Tan
                                                           Jean Deleage

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. Deleage, Tan and Tramiel. The Company's Non-Officer Stock Option Committee consists of Mr. Mitchell. The Non-Officer Stock Option Committee did not grant any options during fiscal year 1997 but made recommendations to the Board regarding option grants under the Plan at one meeting, which options the Board subsequently granted.

PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows the total stockholder return of an investment of $100 in cash on July 31, 1996 (the first date the Company's Common Stock was traded after it became registered under Section 12 of the Exchange Act) for (i) the Company's Common Stock, (ii) the cumulative total return on the S&P 500 (the "S&P 500"), and (iii) the Hambrecht and Quist Technology Index ("Hambrecht & Quist Technology Index"). All values assume reinvestment of dividends and are calculated as of December 31 of each year.

                 COMPARISON OF 6 MONTH CUMULATIVE TOTAL RETURN*
                   AMONG JTS CORPORATION, THE S & P 500 INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

        MEASUREMENT PERIOD                                                   HAMBRECHT & QUIST
      (FISCAL YEAR COVERED)           JTS CORPORATION      S&P 500 INDEX     TECHNOLOGY INDEX
7/96                                               100                 100                 100
8/96                                                72                 102                 106
9/96                                                87                 108                 118
10/96                                               67                 111                 116
11/96                                               74                 119                 127
12/96                                               58                 117                 124
1/97                                                61                 124                 136

---------------

* $100 invested on 7/31/96 in stock or index -- including reinvestment of dividends.

CERTAIN TRANSACTIONS

     In January 1996, JTS made loans to each of David T. Mitchell, JTS' Chief Executive Officer, President and Director, Kenneth D. Wing, JTS' Executive Vice President, Research and Development Quality/Reliability and Chief Operating Officer, Virginia Walker, JTS' Executive Vice President, Finance and Administration, Chief Financial Officer and Secretary, and David B. Pearce, JTS' former President and Chief Executive Officer, in connection with the purchase by such individuals of 2,000,000 shares, 300,000 shares, 250,000 shares and 450,000 shares of JTS Common Stock, respectively, at a purchase price of $0.25 per share. Each purchaser executed a restricted stock purchase agreement (each, a "Restricted Stock Purchase Agreement") granting JTS a right of repurchase as to such shares in the event the purchasers' employment with JTS terminates. With respect to Mr. Mitchell, 250,000 shares of the JTS Common Stock purchased were

---------------

     1 The material in this section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

immediately vested, and JTS' repurchase right lapses monthly with respect to the remainder of such shares at the rate of 1/48th per month. With respect to the shares purchased by Mr. Wing, JTS' repurchase right lapsed as to one-eighth of such shares in January 1996 and as to 1/48th of such shares monthly thereafter. With respect to the shares purchased by Ms. Walker, JTS' repurchase right lapsed as to one-eighth of such shares in May 1996 and as to 1/48th of such shares monthly thereafter. With respect to the shares purchased by Mr. Pearce, 253,125 shares of the JTS Common Stock purchased were immediately vested and 14,063 additional shares had vested at the time Mr. Pearce's employment with JTS terminated. In March 1996, JTS repurchased 182,812 shares of JTS Common Stock from Mr. Pearce. In addition, the Restricted Stock Purchase Agreements provide that JTS' repurchase right shall lapse entirely upon certain events following a change in control of JTS.

     From January 1996 to April 1996, JTS received an aggregate of approximately $2.0 million in bridge loans evidenced by promissory notes (the "Bridge Notes"), from certain significant stockholders of JTS. The Bridge Notes accrued interest at a rate of 10% per annum and were canceled after principal and interest were paid in full in July 1996. Individuals and entities to whom Bridge Notes were issued the following:

                                                                     PRINCIPAL AMOUNT OF
                              STOCKHOLDER(S)                           BRIDGE NOTE ($)
        -----------------------------------------------------------  --------------------
        Tantec.....................................................       $1,000,000
        Entities affiliated with Burr Egan.........................          260,000
        Entities affiliated with the Walden Group of Venture
          Capital Funds............................................          200,000
        Entities affiliated with Sofinnova.........................           99,900

     In March 1996, JTS made loans to each of David T. Mitchell and Sirjang L. Tandon in connection with the purchase by such individuals of 1,000,000 shares of Common Stock each at a purchase price of $1.00 per share. Each purchaser executed a restricted stock purchase agreement. All of the shares held by each purchaser are immediately vested. The dollar value to each purchaser, net of the consideration paid, was zero on the date of each such purchase.

     In April 1996, JTS acquired a 90% interest in JTS Technology in exchange for issuing 1,911,673 shares of JTS Series A Preferred Stock (which converted into Common Stock on a one-for-one basis upon the closing of the Merger) and a warrant to purchase 750,000 shares of JTS Common Stock at an exercise price of $0.25 per share to Lunenberg S.A., an affiliate of Sirjang L. Tandon. Such warrant was immediately exercisable, and was exercised, as to 500,000 shares and becomes exercisable as to 250,000 shares when certain credit facilities in India are made available to JTS Technology in the amount of at least $29 million. JTS has a right of first refusal to purchase the remaining 10% equity interest in JTS Technology, owned by a family member of Sirjang Lal Tandon, at 10% of the net book value of JTS Technology at the time of the purchase.

     A family member of Sirjang Lal Tandon, JTS' Chairman and Corporate Technical Strategist, has guaranteed the secured short term borrowings and secured long term loans of JTS Technology furnished by certain Indian banks. See
Note 7 to the Financial Statements of JTS Corporation (formerly Atari Corporation) incorporated by reference from the Company's Annual Report on Form 10-K.

     In September 1996, JTS and Jack Tramiel, a director of the Company, entered into that certain Agreement for Purchase and Sale of Real Property with Repurchase Option and related documents, pursuant to which JTS sold to Mr. Tramiel certain properties in Texas and Southern California in exchange for $10,000,000. The properties had been acquired by the Company in connection with its merger with Atari in July 1996. Mr. Tramiel was a director of Atari prior to the Merger. The property was sold to Mr. Tramiel at fair value and the Company has an option to repurchase the property one year from the date of sale for $10,000,000.

     JTS believes that all of the transactions set forth above were made on terms no less favorable to JTS than could have been obtained from unaffiliated third parties. All future transactions, including loans, between JTS and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the JTS Board of Directors, including a majority of the independent and disinterested outside directors on the

Board of Directors, and have been and will be on terms no less favorable to JTS than could be obtained from unaffiliated third parties.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          [facsimile signature]

                                          W. VIRGINIA WALKER
                                          Executive Vice President, Finance and
                                          Administration, Chief Financial
                                          Officer and Secretary

San Jose, California
May 29, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 2, 1997 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, JTS CORPORATION, 166 BAYPOINTE PARKWAY, SAN JOSE, CALIFORNIA 95134.

                                JTS CORPORATION

                             1995 STOCK OPTION PLAN

                            ------------------------

                     AMENDED AND RESTATED ON MARCH 19, 1996
                   APPROVED BY STOCKHOLDERS ON MARCH 19, 1996
                             AMENDED ON MAY 9, 1997
               APPROVED BY STOCKHOLDERS ON                , 1997

 1. PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase common stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

 2. DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "Company" means JTS Corporation, a Delaware corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (h) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (i) "Director" means a member of the Board.

     (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (2) If the common stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (n) "Non-Employee Director" means a member of the Board who either (i) is not a current employee or officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K ("Regulation S-K") promulgated pursuant to the Securities Act of 1933 (the "Securities Act")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 promulgated under the Exchange Act.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) "Option" means a stock option granted pursuant to the Plan.

     (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "Optionee" means a person who holds an outstanding Option.

     (t) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director; or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (u) "Plan" means this JTS Corporation 1995 Stock Option Plan, as amended from time to time.

     (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

 3. ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan or an Option as provided in Section 11.

     (c) The Board may delegate administration of the Plan to a committee composed of two (2) or more members (the "Committee"), all of which may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

 4. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate fourteen million (14,000,000) shares of the Company's common stock. Such share reserve is comprised of (i) the four million (4,000,000) shares in the aggregate reserved for issuance under the Plan prior to the March 1996 amendment and restatement plus (ii) an additional five million (5,000,000) shares reserved pursuant to the March 1996 amendment and restatement of the Plan plus (iii) an additional five million (5,000,000) shares reserved pursuant to the May 1997 amendment of the Plan. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

 5. ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than one million (1,000,000) shares of the Company's common stock in any calendar year.

 6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised; or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. The person to whom the Option is granted may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The vesting provisions of individual Options may vary, and the Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

 7. COVENANTS OF THE COMPANY.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

 8. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

 9. MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause, to remove any Director as provided in the Company's By-Laws and the provisions of the Delaware General Corporation Law or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) (1) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of common stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a ten percent (10%) stockholder (as defined in subsection 5(c)), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of common stock on the new grant date.

     (2) Shares subject to an Option canceled under this subsection 9(e) shall continue to be counted against the maximum number of shares that may be covered by Options granted to a person pursuant to subsection 5(d) of the Plan. The repricing of an Option under this subsection 9(e), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original Option and the substituted Option shall be counted in the applicable year against the maximum specified in subsection 5(d) of the Plan. The provisions of this subsection 9(e) shall be applicable only to the extent required by Section 162(m) of the Code.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for such Options outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options may be exercised shall be accelerated and the Options terminated if not exercised prior to such event.

11. AMENDMENT OF THE PLAN AND OPTIONS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the last business day of February, 2006. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

13. EFFECTIVE DATE OF PLAN.

     The Plan was adopted in March 1995. In March 1996 the Board adopted an amendment and restatement of the Plan (the "1996 Amendment"). The 1996 Amendment was subsequently approved by the stockholders. In May 1997 the Board again amended the Plan (the "1997 Amendment"). The 1997 Amendment became effective upon adoption by the Board, but no Options granted from and after the 1997 Amendment shall be exercised unless and until the 1997 Amendment has been approved by the stockholders of the Company. Such approval shall be within twelve (12) months after the date of the 1997 Amendment was adopted by the Board.

                                JTS CORPORATION

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                            ------------------------

                              ADOPTED MAY 9, 1997
             APPROVED BY THE STOCKHOLDERS ON                , 1997

 1. PURPOSE.

     (a) The purpose of this 1997 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of JTS Corporation, a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

 2. ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv) To amend the Plan as provided in paragraph 13.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     (c) The Board may delegate administration of the Plan to a Committee composed of two (2) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from

                                       [1]
time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

 3. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate [seven million (7,000,000)] shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

 4. GRANT OF RIGHTS; OFFERING.

     (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

     (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

 5. ELIGIBILITY.

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that

                                       [2]

Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

 6. RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

     (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                                       [3]

          (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

 7. PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), which shall include or exclude (as provided for each Offering) the following items of compensation: bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

     (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of a participant's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

 8. EXERCISE.

     (a) On each Purchase Date specified in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the

                                       [4]

Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

 9. COVENANTS OF THE COMPANY.

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11. RIGHTS AS A STOCKHOLDER.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shares acquired upon exercise of rights hereunder are recorded in the books of the Company.

12. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to

                                       [5]
the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13. AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment if such amendment requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

     (b) The Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (c) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14. DESIGNATION OF BENEFICIARY.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                                       [6]

15. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon adoption by the Board (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

                                       [7]

                                JTS CORPORATION
                   1997 EMPLOYEE STOCK PURCHASE PLAN OFFERING

                            ------------------------

                ADOPTED BY THE BOARD OF DIRECTORS ON MAY 9, 1997

 1. GRANT; OFFERING DATE.

     (a) The Board of Directors (the "Board") of JTS Corporation (the "Company"), pursuant to the Company's 1997 Employee Stock Purchase Plan (the "Plan"), hereby authorizes the grant of rights to purchase shares of the common stock of the Company ("Common Stock") to all Eligible Employees (an "Offering").
The first Offering shall begin on [May   , 1997] and end on [July 31, 1999] (the
"Initial Offering"). Thereafter, an Offering shall begin on [August 1] every two
(2) years, beginning with calendar year 1999, and shall end on the day prior to the second anniversary of its Offering Date. The first day of an Offering is that Offering's "Offering Date."

     (b) Prior to the commencement of any Offering, the Board (or the committee described in subparagraph 2(c) of the Plan, if any) may change any or all terms of such Offering and any subsequent Offerings. The granting of rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless, prior to such date (a) the Board (or such Committee) determines that such Offering shall not occur, or (b) no shares remain available for issuance under the Plan in connection with the Offering.

 2. ELIGIBLE EMPLOYEES.

     (a) All employees of the Company and each of its Affiliates (as defined in the Plan) incorporated in the
United States shall be granted rights to purchase Common Stock under each Offering on the Offering Date of such Offering, provided that each such employee otherwise meets the employment requirements of subparagraph 5(a) of the Plan (an "Eligible Employee"). Notwithstanding the foregoing, the following employees shall not be Eligible Employees or be granted rights under an Offering: (i) part-time or seasonal employees whose customary employment is less than twenty
(20) hours per week or five (5) months per calendar year or (ii) 5% stockholders (including ownership through unexercised options) described in subparagraph 5(c) of the Plan.

     (b) Each person who first becomes an Eligible Employee during any Offering and at least six (6) months prior to the final Purchase Date of the Offering will, on the next [February 1] or [August 1] during that Offering, receive a right under such Offering, which right shall thereafter be deemed to be a part of the Offering. Such right shall have the same characteristics as any rights originally granted under the Offering except that:

          (1) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right; and

          (2) the Offering for such right shall begin on its Offering Date and end coincident with the end of the ongoing Offering.

 3. RIGHTS.

     (a) Subject to the limitations contained herein and in the Plan, on each Offering Date each Eligible Employee shall be granted the right to purchase the number of shares of Common Stock purchasable with up to fifteen percent (15%) of such employee's Earnings paid during the period of such Offering beginning after such Eligible Employee first commences participation; provided, however, that no employee may purchase Common Stock on a particular Purchase Date that would result in more than fifteen percent (15%) of such employee's Earnings in the period from the Offering Date to such Purchase Date having been applied to purchase shares under all ongoing Offerings under the Plan and all other Company plans intended to qualify as "employee stock purchase plans" under Section 423 of the Internal Revenue Code of 1986, as amended (the

                                       (1)

"Code"). For this Offering, "Earnings" means all salary or wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company) and commissions that the Company considers "salary equivalents" paid to an employee, but does not include overtime pay, bonuses, and other remuneration paid directly to the employee, profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation.

     (b) Notwithstanding the foregoing, the maximum number of shares of Common Stock an Eligible Employee may purchase on any Purchase Date in an Offering shall be such number of shares as has a fair market value (determined as of the Offering Date for such Offering) equal to (x) $25,000 multiplied by the number of calendar years in which the right under such Offering has been outstanding at any time, minus (y) the fair market value of any other shares of Common Stock (determined as of the relevant Offering Date with respect to such shares) which, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the right is outstanding. The amount in clause (y) of the previous sentence shall be determined in accordance with regulations applicable under Section 423(b)(8) of the Code based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under the Plan, or pursuant to any other Company plans intended to qualify as "employee stock purchase plans" under Section 423 of the Code, and (ii) the number of shares subject to other rights outstanding on the Offering Date for such Offering pursuant to the Plan or any other such Company plan.

     (c) The maximum aggregate number of shares available to be purchased by all Eligible Employees under an Offering shall be the number of shares remaining available under the Plan on the Offering Date. If the aggregate purchase of shares of Common Stock upon exercise of rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

 4. PURCHASE PRICE.

     The purchase price of the Common Stock under the Offering shall be the lesser of eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Date or eighty-five percent (85%) of the fair market value of the Common Stock on the Purchase Date, in each case rounded up to the nearest whole cent per share.

 5. PARTICIPATION.

     (a) Except as otherwise provided in this paragraph 5 or in the Plan, an Eligible Employee may elect to participate in an Offering only at the beginning of the Offering or as of the day following a Purchase Date during such Offering. An Eligible Employee shall become a participant in an Offering by delivering an agreement authorizing payroll deductions. Such deductions must be in whole percentages of Earnings, with a minimum percentage of one percent (1%) and a maximum percentage of fifteen percent (15%). A participant may not make additional payments into his or her account. The agreement shall be made on such enrollment form as the Company provides, and must be delivered to the Company prior to the date participation is to be effective, unless a later time for filing the enrollment form is set by the Company for all Eligible Employees with respect to a given participation date. For the Initial Offering, the time for filing an enrollment form and commencing participation for individuals who are Eligible Employees on the Offering Date for the Initial Offering shall be determined by the Company and communicated to such Eligible Employees.

     (b) A participant may decrease his or her participation level during the course of a six (6)-month purchase interval one (1) time, and only by delivering notice to the Company at least ten (10) days in advance of the Purchase Date in such form as the Company prescribes; provided that a participant may also (i) reduce his or her deductions to zero percent (0%) upon ten (10) days' prior notice by delivering a notice in such form as the Company provides, (ii) increase or decrease his or her participation level at any time to

                                       (2)
become effective on the day following the next subsequent Purchase Date or (iii) withdraw from an Offering and receive his or her accumulated payroll deductions from the Offering (reduced to the extent, if any, such deductions have been used to acquire Common Stock for the participant on any prior Purchase Dates) without interest, at any time prior to the end of the Offering, excluding only each ten
(10) day period immediately preceding a Purchase Date, by delivering a withdrawal notice to the Company in such form as the Company provides. A participant who has withdrawn from an Offering shall not again participate in such Offering, but may participant in subsequent Offerings under the Plan in accordance with the terms thereof.

 6. PURCHASES.

     Subject to the limitations contained herein, on each Purchase Date, each participant's accumulated payroll deductions (without any increase for interest) shall be applied to the purchase of whole shares of Common Stock, up to the maximum number of shares permitted under the Plan and the Offering. "Purchase Date" shall be defined as each [July 31] and [January 31], except that the first Purchase Date under this Offering shall be [January 31, 1998], and not [July 31, 1997].

 7. NOTICES AND AGREEMENTS.

     Any notices or agreements provided for in an Offering or the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan or this Offering shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five
(5) days after deposit in the United States mail, postage prepaid.

 8. EXERCISE CONTINGENT ON STOCKHOLDER APPROVAL.

     The rights granted under an Offering are subject to the approval of the Plan by the stockholders as required for the Plan to obtain treatment as a tax-qualified employee stock purchase plan under Section 423 of the Code and to comply with the requirements of exemption from potential liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") set forth in Rule 16b-3 promulgated under the Exchange Act.

 9. OFFERING SUBJECT TO PLAN.

     Each Offering is subject to all the provisions of the Plan, and its provisions are hereby made a part of the Offering, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.

                                       (3)

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                JTS CORPORATION

                                   ARTICLE I

     The name of this corporation is JTS Corporation.

                                   ARTICLE II

     The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is The Corporation Trust Company.

                                  ARTICLE III

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

     a. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Two Hundred Sixty Million (260,000,000) shares. Two Hundred Fifty Million (250,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Ten Million (10,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001)

     b. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                   ARTICLE V

     For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

     a.

          i. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

          ii. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          iii. Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock") or (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of the Voting Stock.

          iv. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

     b.

          i. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

          ii. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

          iii. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

          iv. Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by two (2) directors, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

          v. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                   ARTICLE VI

     a. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General corporation Law, as so amended.

     b. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                  ARTICLE VII

     a. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this
Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

     b. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI and VII.

                                JTS CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 9, 1997


         The undersigned hereby appoints W. Virginia Walker and David T. Mitchell, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of JTS Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of JTS Corporation to be held at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054 on Wednesday, July 9, 1997 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         The undersigned hereby directs and authorizes said proxies, and each of them, or their substitutes, to vote as specified herein with respect to the proposals listed in paragraphs 1, 2, 3, 4 and 5. Unless otherwise specified this proxy will be voted in favor of proposals 1, 2, 3, 4 and 5.

         The undersigned hereby further confers upon said proxies, and each of them, or their substitutes, to vote in respect to all other matters which may properly come before the meeting or any continuation or adjournment thereof.

         The undersigned hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and
(3) Annual Report of the Company for the fiscal year ended February 2, 1997.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:      To elect directors to hold office until the next Annual
                 Meeting of Stockholders and until their successors are elected.

[ ]   FOR all nominees listed below       [ ]   WITHHOLD AUTHORITY to
      (except as marked to the contrary         vote for all nominees
      below).                                   listed below.

NOMINEES:    Jean Deleage, Roger Johnson, David T. Mitchell, Lip-Bu Tan,
             Sirjang Lal Tandon and Jack Tramiel.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S) BELOW:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                           (Continued on other side)

                          (Continued from other side)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

PROPOSAL 2:      To approve the Company's Amended and Restated 1995 Stock
                 Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 5,000,000 shares to 14,000,000 shares.

         [ ]     FOR             [ ]       AGAINST              [ ]     ABSTAIN

PROPOSAL 3:      To approve the Company's 1997 Employee Stock Purchase Plan.

         [ ]     FOR             [ ]       AGAINST              [ ]     ABSTAIN

PROPOSAL 4:      To approve an amendment to the Company's Amended and Restated
                 Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 to 250,000,000 shares.

         [ ]     FOR             [ ]       AGAINST              [ ]     ABSTAIN

                   (Continued and to be signed on other side)

                          (Continued from other side)


PROPOSAL 5:      To ratify selection of Arthur Andersen LLP as independent
                 auditors of the Company for its fiscal year ending February 1, 1998.

         [ ]     FOR             [ ]       AGAINST              [ ]     ABSTAIN


DATED ______________, 19__                 ____________________________________


                                           ____________________________________
                                                         SIGNATURE(S)

                                           Please sign exactly as your name
                                           appears hereon.  If the stock is
                                           registered in the names of two or
                                           more persons, each should sign.
                                           Executors, administrators, trustees,
                                           guardians and attorneys-in-fact
                                           should add their titles.  If signer
                                           is a corporation, please give full
                                           corporate name and have a duly
                                           authorized officer sign, stating
                                           title.  If signer is a partnership,
                                           please sign in partnership name by
                                           authorized person.


PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.